UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                     Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934 Date of
                    Report (Date of earliest event reported):
                                 August 3, 1999


                              Sono-Tek Corporation
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-16035

        New York                                             14-1568099
 (State of Incorporation)                             (I.R.S. Employer ID No.)


 2012 Route 9W, Bldg. 3, Milton, New York                        12547
 (Address of Principal Executive Offices)                      (Zip Code)

        Registrant's telephone number, including area code (914) 795-2020

Item 2.  Acquisition or Disposition of Assets.

Pursuant to the terms of a Stock Purchase Agreement, dated as of August 3, 1999, by and among Sono-Tek Corporation, a New York corporation (the "Company"), S&K Products International, Inc., a New Jersey corporation ("S&K") and S&K's two shareholders, Justine Schumacher and Kevin Schumacher, the Company acquired all of the outstanding stock of S&K. S&K is a specialty equipment manufacturer that produces cleaning, degreasing and vapor drying systems for the semiconductor, disk drive, and other high technology industries.

The aggregate consideration paid by the Company in respect of the acquisition described above was $248,000 which consisted of (i) $5,000 of cash and (ii) 810,000 shares of the Company's common stock with a valuation of $0.30 per share. In addition and prior to the acquisition, the Company agreed to make loans to S&K in an amount up to $300,000 for S&K's working capital purposes and to extend credit for work the Company performed as a vendor to S&K. Of the $300,000, the Company agreed to forebear on the collection of $100,000 of accounts receivable owing by S&K to the Company. At the time of the acquisition, the Company was owed $123,996 in trade payables and $103,000 in short-term notes payable that were effectively forgiven.


Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired

INDEPENDENT AUDITOR'S REPORT


To the Stockholders of S & K Products International, Inc.

We have audited the accompanying balance sheets of S & K Products International, Inc. (the "Company") as of August 3, 1999, and September 30, 1998 and 1997, and the related statements of operations and retained earnings (accumulated deficit), and cash flows for the short period and the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 3 to the financial statements, a certain error resulting in understatement of previously reported net loss as of September 30, 1998, was discovered by management of the Company during the current year. Accordingly, the 1998 financial statements have been restated and an adjustment has been made to retained earnings as of September 30, 1998 to correct the error.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of S & K Products International, Inc. as of August 3, 1999, and September 30, 1998 and 1997, and the results of its operations and its cash flows for the short period and the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2 on March 11, 1998, the Company filed a voluntary petition for reorganization under Chapter 11 of the Federal Bankruptcy Code and was authorized to continue managing and operating the business as a debtor in possession subject to the control and supervision of the Bankruptcy Court. Those conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

On August 3, 1999, the shareholders of the Company agreed to sell 100% of the outstanding common stock to Sono-Tek Corporation (see Note 12).

O'Connor, Davies & Co., LLP
Paramus, NJ
September 23, 1999

                       S & K PRODUCTS INTERNATIONAL, INC.

                                 BALANCE SHEETS

                 AUGUST 3, 1999, AND SEPTEMBER 30, 1998 AND 1997

                                     ASSETS

                                                                               1999            1998            1997
                                                                          -----------    ------------    ------------
Current assets
    Cash                                                                  $    26,648    $     89,795    $     42,350
    Accounts receivable, net                                                  206,372         432,311       1,119,207
    Inventory                                                                  75,763         378,168         676,023
    Income tax refund receivable                                                                               27,757
    Other current assets                                                       36,630          11,084
                                                                         ------------     ------------     ----------

             Total current assets                                             345,413         911,358       1,865,337
                                                                          -----------     -----------      ----------

Property and equipment
    Furniture and fixtures                                                    128,977         128,977         128,977
    Equipment                                                                 225,164         224,327         214,979
                                                                          -----------     -----------     -----------

                                                                              354,141         353,304         343,956
    Less:  accumulated depreciation                                           326,694         286,205         231,274
                                                                          -----------     -----------     -----------

             Net property and equipment                                        27,447          67,099         112,682
                                                                          -----------    ------------     -----------

Other assets
    Deposits                                                                    9,655          16,530           9,755
                                                                          -----------    ------------   -------------

             Total other assets                                                 9,655          16,530           9,755
                                                                          -----------    ------------   -------------

             Total assets                                                 $   382,515     $   994,987      $1,987,774
                                                                          ===========     ===========      ==========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities
    Current maturities of long-term debt and line of credit               $   478,378     $   771,957     $   300,000
    Unsecured liabilities subject to compromise                                     0       1,001,836               0
    Accounts payable                                                          249,436         208,933         898,699
    Accrued expenses                                                          138,369         119,765         457,207
    Deferred income                                                            16,000          56,938         146,116
    Deferred income taxes                                                                                       3,000
                                                                     --------------------------------   -------------

             Total current liabilities                                        882,183       2,159,429       1,805,022

Long-term debt, net of current maturities                                     312,523               0               0
                                                                          -------------------------------------------

             Total liabilities                                              1,194,706       2,159,429       1,805,022
                                                                           ----------     -----------      ----------

Stockholders' equity
    Common stock, no par value,
       2,000 shares authorized,
       100 shares issued and outstanding                                       50,000          50,000          50,000
    Additional paid-in capital                                                  3,872           3,872           3,872
    Retained earnings (accumulated deficit)                                  (866,063)     (1,218,314)        128,880
                                                                          -----------     -----------     -----------

             Total stockholders' equity (deficit)                            (812,191)     (1,164,442)        182,752
                                                                          -----------     -----------     -----------

             Total liabilities and stockholders' equity (deficit)         $   382,515    $    994,987      $1,987,774
                                                                          ===========    ============      ==========


See accompanying notes to financial statements.




                       S & K PRODUCTS INTERNATIONAL, INC.

                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                              (ACCUMULATED DEFICIT)

                     SHORT PERIOD ENDED AUGUST 3, 1999, AND
                     YEARS ENDED SEPTEMBER 30, 1998 AND 1997

                                                                       1999             1998 *           1997
                                                                  --------------    -------------   ---------------

Sales                                                                 $ 1,063,617      $ 2,933,520       $6,195,343

Cost of sales                                                             714,992        2,233,580        3,657,624
                                                                     ------------      -----------       ----------

Gross profit                                                              348,625          699,940        2,537,719
                                                                     ------------     ------------       ----------

Operating expenses
    Selling and marketing                                                 193,205          528,023          694,428
    General and administrative                                            543,948          968,671        1,194,505
    Research and development                                              151,240          334,247          677,815
    Depreciation                                                           40,489           54,931           56,174
                                                                    -------------    -------------     ------------

             Total operating expenses                                     928,882        1,885,872        2,622,922
                                                                     ------------      -----------       ----------

Loss from operations                                                     (580,257)      (1,185,932)         (85,203)

Restructuring expenses                                                    (90,623)         (29,399)               0
Other expenses                                                             (7,010)        (134,089)         (55,026)
                                                                    -------------     ------------     ------------

Loss before benefit from (provision for)income taxes
    and extraordinary item                                               (677,890)      (1,349,420)        (140,229)

Benefit from (provision for) income taxes                                    (580)           2,226           12,566
                                                                   --------------    -------------      -----------

Loss before extraordinary item                                           (678,470)      (1,347,194)        (127,663)

Extraordinary item - gain on restructuring of debt
    (no applicable income taxes)                                        1,030,721                0                0
                                                                      ----------------------------  ---------------

Net income (loss)                                                         352,251       (1,347,194)        (127,663)

Retained earnings (accumulated deficit),
    beginning of year                                                  (1,218,314)         128,880          256,543
                                                                      -----------     ------------      -----------

Retained earnings (accumulated deficit), end of year                 $   (866,063)     $(1,218,314)      $  128,880
                                                                     ============      ===========       ==========

* Restated for comparative purposes only.

See accompanying notes to financial statements.


                       S & K PRODUCTS INTERNATIONAL, INC.

                            STATEMENTS OF CASH FLOWS

                     SHORT PERIOD ENDED AUGUST 3, 1999, AND
                     YEARS ENDED SEPTEMBER 30, 1998 AND 1997


                                                                   1999              1998                1997
                                                              ----------------  ----------------   -----------------

Cash flows from operating activities
   Net income (loss)                                              $    352,251       $(1,347,194)      $   (127,663)
   Adjustments to reconcile net loss to net cash
      provided by (used) in operating activities
       Depreciation                                                     40,489            54,931             56,174
       Extraordinary gain on restructuring of debt                  (1,030,721)
       Deferred income taxes                                                              (3,000)
       Bad debts and allowance                                                            22,498
       (Increase) decrease in
           Accounts receivable                                         225,939           664,398            370,515
           Inventory                                                   302,405           297,855            169,424
           Income tax refund receivable                                                   27,757            (20,757)
           Other assets                                                (18,671)          (17,859)
       Increase (decrease) in
           Accounts payable                                            138,583           242,875            242,413
           Accrued expenses                                            (50,591)         (268,247)          (488,659)
           Deferred income                                             (40,938)          (89,178)           (71,454)
                                                                 -------------      ------------       ------------

               Net cash provided by (used)
                 in operating activities                               (81,254)         (415,164)           129,993
                                                                 -------------       -----------       ------------

Cash flows from investing activities
   Purchase of property and equipment                                     (837)           (9,348)            (8,072)
                                                               ---------------      ------------      -------------

Cash flows from financing activities
   Proceeds from notes payable                                         264,000           700,000          1,555,000
   Principal payments on note payable                                 (245,056)         (228,043)        (1,680,000)
                                                                  ------------       -----------        -----------

               Net cash provided by (used)
                 in financing activities                                18,944           471,957           (125,000)
                                                                 -------------       -----------        -----------

Increase (decrease) in cash                                            (63,147)           47,445             (3,079)

Cash, beginning of year                                                 89,795            42,350             45,429
                                                                 -------------      ------------       ------------

Cash, end of year                                                 $     26,648       $    89,795       $     42,350
                                                                  ============       ===========       ============

Supplemental disclosures
   Cash paid during the year for
      Interest                                                    $     50,542      $     86,137       $     35,907
                                                                  ============      ============       ============

      Income taxes                                              $          581    $          774       $     13,402
                                                                ==============    ==============       ============

See accompanying notes to financial statements.

                       S & K PRODUCTS INTERNATIONAL, INC.

                          NOTES TO FINANCIAL STATEMENTS




1.       Nature of Business

         The Company develops and sells high technology cleaning and drying equipment used in the semiconductor, flat panel display, disk drive and other precision cleaning industries. Its customers are located throughout the United States, Europe and Asia. Its office is located in Chestnut Ridge, New York.

2.       Summary of Significant Accounting Policies

         Reorganization

         On March 11, 1998 (the "Filing Date") the Company filed a voluntary petition under chapter 11 of the United States Bankruptcy Code. On December 1, 1998, the Company filed the plan of reorganization and related disclosure statements with the Bankruptcy Court. On February 18, 1999 (the "Approval Date") the Bankruptcy Court approved the plan of reorganization. From the Filing Date until the Approval Date, the Company operated its business as a debtor-in-possession subject to the jurisdiction of the Bankruptcy Court. During such time, all claims against the Company in existence prior to the Filing Date were stayed and have been classified as "liabilities subject to compromise" in the balance sheet.

         At September 30, 1998, "unsecured liabilities subject to compromise" were comprised of the following:

         Accounts payable to unsecured creditors           $   932,641
         Accrued commissions                                    69,195
                                                           -----------
                                                            $1,001,836

         As discussed in Note 5, the term loan with Sovereign Bank, was a fully secured liability subject to compromise.

          During the short period ended August 3, 1999, the liabilities of $1,030,721 were ultimately discharged by the bankruptcy court. Inventory

         Inventory is valued at the lower of cost (first in, first out) or market.

         Revenue Recognition

         Sales are generally recorded when products are shipped or upon acceptance if provided for in the sales agreement. Deferred income represents customer deposits.

2.       Summary of Significant Accounting Policies  (Continued)

         Property and Equipment

         Property and equipment are recorded at cost. Depreciation is provided based on estimated useful lives of the assets generally using accelerated methods. The difference between accelerated and straight-line methods is not material to these financial statements.

         Income Taxes

         Deferred taxes relate primarily to differences between the basis of property and equipment for financial and income tax reporting. The deferred tax liability represents the future tax return consequences of those differences.

         Research and Development

         Research and development costs are expensed as incurred.

         Allowance for Bad Debts

         At August 3, 1999 and September 30, 1997, the Company considered accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts was required. However, at year end September 30, 1998, $19,277 was reserved.

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

         Advertising

         The Company follows the policy of charging the costs of advertising to expense as incurred. Advertising expense was $5,042, $67,280 and $103,969 for the short period ended August 3, 1999, and the years ended September 30, 1998 and 1997, respectively.

         Concentration of Credit Risk

         In the normal course of business, the Company extends unsecured credit to customers principally in the United States, Europe and Asia.





3.       Prior Period Adjustments

         Based upon the information currently available to the Company, a prior period adjustment is required to reverse the estimate established for a deferred tax asset relating to net operating losses. This understatement of the reported net loss in the Company's previously issued 1998 financial statements, has been corrected in the current year. This resulted in the following change to retained earnings as of September 30, 1998 and the related 1998 statement of operations.

                                                                            Accumulated
                                                                                 Deficit            Net Loss

         As previously reported, September 30, 1998                            $  (682,089)        $  (810,969)

         Adjustments:
            Overestimate of deferred tax asset relating to
               net operating losses                                               (536,225)           (536,225)
                                                                              ------------        ------------

         As restated, September 30, 1998                                       $(1,218,314)        $(1,347,194)
                                                                               ===========         ===========

4.       Inventory

         Inventory at August 3, 1999, and September 30, 1998 and 1997, consists of the following:

                                                                        1999            1998             1997
                                                                     -----------     -----------      ------------

            Raw materials                                                $41,310        $ 85,088         $  61,151
            Work in process and finished goods                            34,453         293,080           614,872
                                                                        --------        --------          --------

                                                                         $75,763        $378,168          $676,023
                                                                         =======        ========          ========

5.       Long-Term Debt

         The long-term debt consists of the following at August 3, 1999 and September 30, 1998:

                                                                                           1999          1998
                                                                                        -----------   ------------
         Sovereign Bank - term loan  converted  from line of credit,  secured by
         all  business  assets,   personally  guaranteed  by  the  shareholders,
         originally  in the amount of  $850,000,  interest  at 9.5%,  payable in monthly  installments  of $17,852.  At September 30, 1998, the loan was classified as current,
         due to the Company operating as a debtor in possession.                            $487,901      $621,957

         Stockholders - demand loan, secured by all business assets
         and non-interest bearing                                                           $150,000      $150,000

         Stockholders - demand loan, secured by all business assets,
         originally in the amount of $161,000, interest at 9.75%                              50,000             0

         Sono-Tek Corporation - demand loan, secured by all business
         assets, and bearing 9.75% interest                                                   25,000             0

         Sono-Tek Corporation - demand loan, secured by all business
         assets, and bearing 5.79% interest                                                   78,000             0
                                                                                           --------- --------------
                                                                                             790,901       771,957
         Less:  current portion                                                              478,378       771,957
                                                                                           ---------     ---------

         Long-term debt                                                                     $312,523  $          0
                                                                                            ========  ================

         Maturities of long-term debt for each of the years succeeding August 3, 1999, are as follows:

                                   Year Ended August 3,

                                         2000          $478,378
                                         2001           312,523

6.       Line of Credit

         The Company, at September 30, 1997, had a $950,000 line of credit arrangement with a bank at 1% over the bank's prime rate. The balance outstanding at September 30, 1997 was $300,000. This line of credit was converted to a term loan in April 1998. Amounts borrowed under this agreement were collateralized by all assets of the corporation and were guaranteed by the Company's major shareholders.

7.       Major Customers

         During the short period ended August 3, 1999 and year end September 30, 1998, the Company had three major customers aggregating 52% and 57% of sales, respectively. During the year ended September 30, 1997, the Company had one major customer aggregating 26% of sales. At August 3, 1999, amounts due from these customers included in accounts receivable were $143,949.

8.       Employee Benefit Plan

         The Company is the sponsor of a 401(K) employee benefit plan. The Plan covers all employees of the Company who are 21 years of age or older, and have completed six months of employment. An employee may contribute up to 15% of his gross earnings up to a maximum of $9,500. The Company matches 100% of the employee's contribution, up to a maximum of 3% of the employee's gross earnings. Employees in the plan are 100% vested. The expense for the employee benefit plan amounted to $4,800, $8,545, and $15,674 for the short period ended August 3, 1999 and the years ended September 30, 1998 and 1997, respectively.

9.       Lease Commitments

         The Company leases its facilities from its major shareholder. The lease term, which was renegotiated on August 3, 1999, ends August 2000, and requires payment of base rent, plus operating expenses. Rent expense was $64,958 for the short period ended August 3, 1999 and $129,920 for the years ended September 30, 1998 and 1997, respectively.

         The Company also leases space under various leases with terms expiring at different dates through March 2000. Rent expense under these leases was $26,909, $42,596 and $56,000 for the short period ended August 3, 1999, and the years ended September 30, 1998 and 1997, respectively.

         The Company has various operating leases for equipment, furniture and fixtures and automobiles with terms ranging from three to five years.
         Rent expense under these operating leases was $51,192, $140,520 and $113,000 for the short period ended August 3, 1999, and the years ended September 30, 1998 and 1997, respectively.

         Future minimum payments on leases in effect at August 3, 1999 are:

                                Years Ended                       Minimum
                                  August 3,                     Commitments

                                    2000                          $121,570
                                    2001                            32,792
                                    2002                             2,318

10.      Income Taxes

         At August 3, 1999, the Company has research and development Federal tax credits of approximately $120,000 available to reduce future income taxes, expiring in various years through 2012.

         A summary of current and deferred income taxes included as benefits (provisions) in the statements of operations for the short period ended August 3, 1999, and the years ended September 30, 1998 and 1997 are as follows:

                                                                       1999              1998            1997
                                                                   -------------     ------------     ------------

            Current                                                    $(580)            $  (774)        $15,566
            Deferred                                                                       3,000          (3,000)
                                                                    --------              ------        --------

                Total income tax benefit (provision)                   $(580)             $2,226         $12,566
                                                                       =====              ======         =======

         The Company has available approximately $506,000 in Federal and state net operating loss carryforwards as of August 3, 1999. These tax benefits, if not utilized, will expire in 2014 and 2019.

         Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. The major temporary differences that give rise to the deferred tax liabilities and assets are depreciation and federal and state net operating loss carryovers.

         The total deferred tax assets (liabilities) are as follows:

                                                                  1999               1998             1997
                                                               -----------        -----------      -----------

         Deferred tax liabilities                             $                 $                     $(3,000)
         Deferred tax assets                                        216,000           536,225
         Total valuation allowance recognized
           for deferred tax assets                                 (216,000)         (536,225)              0
                                                                  ---------         ---------    ------------

               Deferred tax liability                          $        -0-         $     -0-         $(3,000)
                                                               =============        ============      =======


11.      Other Expenses

         Other expenses consist of the following:

                                                                        1999            1998             1997
                                                                     -----------    ------------      ------------

            Interest expense                                            $ 50,542       $  92,137         $36,435
            Miscellaneous expense (income)                               (43,532)         41,952          18,591
                                                                        --------       ---------        --------

               Total other expenses                                    $   7,010        $134,089         $55,026
                                                                       =========        ========         =======

12.      Subsequent Event

         At the balance sheet date, the Board of Directors and Stockholders approved a written consent to sell 100% of the Company's stock to Sono-Tek Corporation.

(b)  Pro Forma Financial Information.

The following Unaudited Proforma Consolidated Balance Sheet at August 31, 1999, the Unaudited Proforma Consolidated Statements of Operations for February 28, 1999 and August 31, 1999 are adjusted to give effect to the acquisition of S&K by Sono-Tek as of March 1, 1998. The proforma financial information is a presentation of historical results with accounting and other adjustments. The proforma financial information does not reflect the effect of any of the anticipated changes to be made by the Company in the operations from the historical operations.

Proforma adjustments are based upon preliminary estimates, available information and certain assumptions that management deems appropriate. The Unaudited Proforma Consolidated Statements presented herein are provided for informational purposes only and should not be construed to be indicative of the Company's results of operations had the transactions been consummated on March 1, 1998 and do not project the Company's results of operations for any future period.

The Unaudited Proforma Consolidated Financial Statements and accompanying notes should be read in conjunction with the financial statements and the financial information pertaining to the Company included in documents filed previously with the Securities and Exchange Commission by the Company.

                              Sono-Tek Corporation
                  Unaudited Proforma Consolidated Balance Sheet
                                 August 31, 1999

                                                  Sono-Tek       S&K Products(1)        Proforma           Proforma
                                                Corporation      International, Inc    Adjustment       Consolidated
Current Assets
     Cash and cash equivalents                        $8,912          $49,185                $0          $58,097
     Accounts receivable                             844,073          256,315          (123,996)         976,392 (2)
     Loan receivable                                 202,209                0          (202,209)               0 (2)
     Inventories                                     744,723          112,721                 0          857,444
     Prepaid expenses and
         other current assets                         44,707           13,231                 0           57,938
                                                  ----------         --------      ------------       ----------
              Total current assets                 1,844,623          431,452          (316,205)       1,949,871
Equipment and furnishings                            116,393           41,372                 0          157,765
Investment in subsidiary                             407,347                0          (407,347)               0
Goodwill          0                                1,240,108         (117,776)        1,122,332 (3)
Patents, patents pending                              34,985                0                 0           34,985
Other assets                                          15,917           14,655                 0           30,572
                                                ------------     ------------    --------------     ------------
         Total Assets                             $2,419,265       $1,727,587         $(851,328)      $3,295,525
                                                  ==========       ==========         ==========      ==========

Current Liabilities
     Current maturities-long term debt               $10,824         $176,768                $0         $187,592
     Short term loans-related parties                215,000                0                 0          215,000
     Revolving line of credit                        299,948                0                 0          299,948
     Accounts payable                                538,152          281,278          (123,996)         695,434 (2)
     Accrued expenses                                270,877          167,202            (2,209)         435,870 (2)
                                                  ----------          -------        -----------       ---------
         Total current liabilities                 1,334,802          625,247          (126,205)       1,833,844
Long term debt, less current maturities               31,877          497,145          (200,000)         329,022 (2)
Long term loans-related parties                            0          150,000                 0          150,000
Customer deposits                                          0           47,847                 0           47,847
Noncurrent rent payable                                9,582                0                 0            9,582
                                                 -----------   --------------      ------------     ------------
         Total liabilities                         1,376,260        1,320,240          (326,205)       2,370,295

Stockholders' Equity
     Common stock                                     81,390                0                 0           81,390
     Additional paid in capital                    5,391,216          438,345          (438,345)       5,391,216
     Accumulated deficit                          (4,429,601)         (30,998)          (86,778)      (4,547,377) (3)
                                                  ----------          -------           -------       ----------
         Total stockholders equity                 1,043,005          407,347          (525,123)         925,230
     Total Liabilities and
         Stockholders' Equity                     $2,419,265       $1,727,587         $(851,328)      $3,295,525
                                                  ==========       ==========         ==========      ==========


                              Sono-Tek Corporation
             Unaudited Proforma Consolidated Statement of Operations
                      Twelve Months Ended February 28, 1999

                                                   Sono-Tek       S&K Products(1)        Proforma           Proforma
                                                 Corporation      International, Inc    Adjustment       Consolidated

Net sales                                         $2,902,951       $2,084,304                $0       $4,987,255
Cost of goods sold                                 1,616,617        1,429,932                 0        3,046,549
                                                   ---------        ---------        ----------        ---------
     Gross profit                                  1,286,334          654,372                 0        1,940,706

Operating expenses
     Research & product
         development costs                           487,788          216,605                 0          704,393
     Marketing & selling expense                     707,215          352,341                 0        1,059,556   General &
administrative costs                                 498,517          760,367            83,136        1,342,020 (3)
     Restructuring costs                                               17,000           (17,000)               0 (4)
     Noncash charge for warrants                     354,280                0                 0          354,280
                                                  ----------   --------------        ----------      -----------
         Total operating expenses                  2,047,800        1,346,313            66,136        3,460,249

Operating loss                                      (761,466)        (691,941)          (66,136)      (1,519,543)

Interest expense                                     (60,448)        (108,854)                0         (169,302)
Interest and other income                             11,212           11,272                 0           22,484
                                                  ----------        ---------       -----------     -------------
Net loss before extraordinary item                  (810,702)        (789,523)          (66,136)      (1,666,361)

Extraordinary-gain on debt forgiveness                     0        1,030,721        (1,030,721)               0 (4)
                                               -------------        ---------        ----------  ---------------

Net (loss) income                                  $(810,702)        $241,198       $(1,096,857)     $(1,666,361) (5)
                                                   =========         ========       ===========      ===========

Basic loss per share                               ($0.10)                                              ($0.20)

Diluted loss per share                             ($0.09)                                              ($0.19)

Weighted average shares-basic                      8,138,961                                           8,138,961

Weighted average shares-diluted                    8,761,900                                           8,761,900


                              Sono-Tek Corporation
             Unaudited Proforma Consolidated Statement of Operations
                        Six Months Ended August 31, 1999

                                                   Sono-Tek       S&K Products(1)        Proforma           Proforma
                                                 Corporation      International, Inc.   Adjustment       Consolidated

Net sales                                         $2,202,063         $761,474         ($115,882)      $2,667,655 (2)
Cost of goods sold                                   967,562          638,391          (115,882)       1,490,071 (2)
                                                  ----------          -------          ---------       ---------
     Gross profit                                  1,054,504          123,083                 0        1,177,584

Operating expenses
     Research & product
         development costs                           245,104           93,278                 0          338,382
     Marketing & selling expense                     459,811          118,010                 0          577,821
     General & administrative costs                  231,284          346,127            41,568          618,979 (3)
     Restructuring costs                                   0          103,022          (103,022)               0 (4)
                                              --------------          -------           -------     ------------
         Total operating expenses                    936,199          660,437           (61,454)       1,535,182

Operating income (loss)                              118,302         (537,354)           61,454         (357,598)

Loss from subsidiary                                 (30,998)               0            30,998                0
Interest expense                                    (125,730)         (32,183)            2,209         (160,122) (2)(6)
Interest and other income                              8,935           86,694            (2,209)          97,838  (2)
                                                  ----------           ------           --------       ---------
     Total Other                                    (147,793)          54,511            30,998          (62,284)

Net loss $(29,491)                                 $(482,843)         $92,452         $(419,882) (5)
         =========                                 =========          =======         =========

Basic loss per share                                ($0.00)                                             ($0.05)

Diluted loss per share                              ($0.00)                                             ($0.04)

Weighted average shares-basic                      8,138,961                                           8,138,961

Weighted average shares-diluted                    9,429,276                                           9,429,276

(1) The S&K financial statements as of and for the year ended February 28, 1999 were derived from the audited financial statements for the period from October 1, 1998 to August 3, 1999 and for the year ended September 30, 1998 by deducting the operating activity from October 1, 1997 to February 28, 1998 and adding the operating activity for the period from October 1, 1998 to February 28, 1999. The S&K financial statements as of and for the six months ended August 31, 1999 were derived from the audited financial statements for the period from October 1, 1998 to August 3, 1999 by deducting the operating activity from October 1, 1998 to February 28, 1999 and adding the unaudited operating activity for the period from August 3, 1999 to August 31, 1999.
(2) These amounts represent the elimination of intercompany transactions in the period presented.
(3) These amounts represent the amortization of goodwill during the period presented. The portion of consideration assigned to goodwill represents the excess of the cost over the estimated fair value of the net (consolidated)
assets acquired. The Company amortizes goodwill over 15 years. The recoverability of the unamortized goodwill will be assessed on an ongoing basis by comparing anticipated undiscounted future cash flows from operations to net book value. Straightline amortization of goodwill was $83,136 for the year ended February 28, 1999 and $41,568 for the six month period ended August 31, 1999.
(4) On March 11, 1998 S&K filed a voluntary petition under chapter 11 of the United States Bankruptcy Code. On December 1, 1998, S&K filed the plan of reorganization and related disclosure statements with the Bankruptcy Court. On February 18, 1999 the Bankruptcy Court approved the plan of reorganization. During the period ended February 28, 1999, the liabilities of $1,030,721 were ultimately discharged by the bankruptcy court. In conjunction with the bankruptcy, restructuring costs were incurred and have been adjusted.
(5) The Company has a net operating loss carryforward, therefore no income tax expense is recorded for the year ended February 28, 1999 and the six month period ended August 31, 1999.
(6) The interest expense for the six month period ended August 31, 1999 includes a noncash charge of $102,626 for the issuance of 600,000 warrants.

 (c)  Exhibits

Exhibit 23.1  Consent of Independent Auditors

October 15, 1999

Sono-Tek Corporation
2012 Route 9W, Bldg.3
Milton, New York 12547

We agree to the inclusion in the Amended Form 8-K to be filed on or about October 18, 1999 of Sono-Tek Corporation, of our report, dated September 23, 1999, on our audit of the financial statements of S&K Products International as of August 3, 1999 and for the short period from October 1, 1998 to August 3, 1999 and as of September 30, 1998 and 1997 and for the years then ended.

C'Connor, Davies & Co., LLP
Paramus, NJ

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO-TEK CORPORATION

By:
         James L. Kehoe
         Chairman of the Board and Chief Executive Officer

October 18, 1999